EXHIBIT 10.16
                                  -------------

                                 Promissory Note


                                NEGOTIABLE PAPER

     March 7, 1994

     $100,000.00

     18 Months after date form value received American Fire Retardant Corporation promise to pay to the order of Edward E. Friloux, Sr., One Hundred Thousand Dollars at Demand with 5% interest per annum from March 7, 1994 until paid.

     And in the event default is made in the payment of this note at maturity and it is placed in the hands of an attorney for collection or suit is brought on the same, then an additional amount of 5% (five per cent) on the principal and interest of this note shall be added to the same as collection fees.



                                                  American Fire Retardant Corp.

                                                  /s/ Stephen F. Owens
                                                  ------------------------------
                                                  By:  Stephen F. Owens
                                                  Its: President